Line of Credit	12 Months Ended
Dec. 31, 2020
Lineof Credit [Abstract]
Line of Credit

Note 8: Line of Credit

In August and September 2020, we amended and restated the credit agreement with Pacific Western Business Finance (“PWBF”), formerly known as CapitalSource Business Financial Group, to increase the line of credit from $7.25 million to $10 million, extend the maturity date to September 2023 and remove the “Fixed Charge Ratio” financial covenant.

The line of credit bears interest at the prime rate plus 1.25% (4.50% and 6.00% at December 31, 2020 and December 31, 2019, respectively) and is secured by substantially all of our U.S. assets.

As of December 31, 2020, additional availability under the line of credit was $8.8 million, which is determined from a borrowing base calculation on our existing accounts receivable balance. As of December 31, 2020, we had $1.2 million outstanding under the line of credit, and as of December 31, 2019, we had $3.2 million outstanding under the line of credit.

Prior to the amendment in August 2020, we were required to maintain a financial covenant in accordance with the credit agreement. The financial covenant required a Fixed Charge Ratio of not less than 1.2 to 1.0 as of each month-end, determined on a trailing 12-month basis, with “Fixed Charge Ratio” defined as (a) EBITDA (net income before interest expense, taxes, depreciation and amortization) less cash paid for income taxes, owner distributions, earnout payments and all unfinanced capital expenditures, divided by (b) the aggregate of principal and interest payments, and all other fees, costs and expenses paid or payable to PWBF related to the promissory note. We were in compliance with the financial covenant through the amendment date.

For the years ended December 31, 2020 and 2019, our interest expense on the revolving credit facility, including fees paid to secure lines of credit, totaled approximately $40,000 and $215,000 respectively.